Exhibit 99.1
For Information Contact:
Maureen Crystal
Tel: 703.707.6777
E-mail: mcrystal@nciinc.com
NCI Completes Acquisition of AdvanceMed
Provides NCI a Platform for Long-Term Organic Growth and Market Expansion
RESTON, Va., April 4, 2011 —(BUSINESS WIRE)— NCI, Inc. (NASDAQ:NCIT), a leading provider of information technology (IT), engineering, logistics, and professional services and solutions to U.S. Federal Government agencies, announced today that it has acquired the outstanding capital stock of AdvanceMed Corporation, an affiliate of CSC.
AdvanceMed is a premier provider of healthcare program integrity services focused on the detection and prevention of fraud, waste, and abuse in healthcare programs, providing investigative services to the Centers for Medicare and Medicaid Services (CMS). Serving CMS since 1999, AdvanceMed has grown rapidly, demonstrating the value and return on investment of the Federal Government’s integrity program activities.
AdvanceMed employs a strong and experienced professional staff, which leverages sophisticated information technology, data mining, and data analytical tools, to provide a full range of investigative services directed to the identification and recovery of inappropriate Medicare and Medicaid funds. AdvanceMed supports healthcare programs in 38 states with a staff of more than 450 professionals, including information specialists, nurses, physicians, statisticians, investigators, and other healthcare professionals.
AdvanceMed has multiple contracts with CMS under the Zone Program Integrity (ZPIC), Program Safeguard (PSC), Comprehensive Error Rate Testing (CERT), and Medicaid Integrity (MIC) programs. All of these programs are executed under cost plus contract vehicles. The largest contracts—ZPIC Zone 5 and ZPIC Zone 2—were awarded in late 2009 and 2010 and have five-year periods of performance.

The acquisition price was $62 million. Included within the price is a recently completed, state-of-the-art data center to support the ZPIC Zone 5 and ZPIC Zone 2 contracts. Additionally, NCI will make a 338(h)(10) election, enabling a tax deduction, which is expected to result in a tax benefit with an estimated net present value of approximately $6 million to $8 million. NCI expects the transaction to be slightly accretive to 2011 earnings.
As of the end of March 2011, AdvanceMed has a revenue backlog of approximately $300 million with approximately $51 million of that amount being currently funded. Revenue for the trailing 12 months ending March 31, 2011, is estimated to be approximately $51 million, all of which was generated from Federal Government contracts, and 99% of the work performed as a prime contractor. NCI’s AdvanceMed 2011 revenue, covering the nine-month period of April 2, 2011, to December 31, 2011, is estimated to be in the range of $43 million to $47 million (the equivalent of $57 million to $63 million on a full 12-month basis), with the midpoint reflecting a full-year growth of approximately 16%. Management will discuss the transaction in more detail and provide revised 2011 guidance during its first quarter 2011 earnings conference call scheduled for May 4, 2011, at 5:00 ET.
NCI’s Chairman and CEO, Charles Narang, said, “We are very pleased to have acquired AdvanceMed. We believe that the program integrity market offers substantial long-term growth opportunities and that AdvanceMed is ideally situated to address this market. AdvanceMed has strong leadership, an outstanding professional staff, a superb reputation with its customers, and a demonstrated track record of accomplishment. We believe this acquisition provides significant benefit to the Centers for Medicare and Medicaid Services, to the AdvanceMed leaders and employees, and to NCI shareholders.”
About NCI, Inc.:
NCI is a leading provider of information technology (IT), engineering, logistics, and professional services and solutions to U.S. Federal Government agencies. We have ISO 9001:2008 and other industry-leading and globally recognized certifications. NCI’s award-winning expertise encompasses areas critical to its customers’ mission objectives, including enterprise systems management; network engineering; cybersecurity and information assurance; software development and systems engineering; program management, acquisition, and lifecycle support; engineering and logistics; health IT/medical transformation; and training and simulation. A member of the Russell 2000 and S&P Small Cap 600 indexes, the company was recently named to the Forbes list of America’s 25 Fastest-Growing Tech Companies for 2010, as well as FORTUNE Magazine’s 2010 “100 Fastest-Growing Companies” list. Headquartered in Reston, Virginia, NCI has approximately 3,100 employees at more than 100 locations worldwide. For more information, visit our website at www.nciinc.com, or email mcrystal@nciinc.com.

Forward-Looking Statement: Statements and assumptions made in this press release, which do not address historical facts, constitute “forward-looking” statements that NCI believes to be within the definition in the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties, many of which are outside of our control. Words such as “may,” “will,” “intends,” “should,” “expects,” “plans,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or “opportunity,” or the negative of these terms or words of similar import are intended to identify forward-looking statements.
Such statements are subject to factors that could cause actual results to differ materially from anticipated results. The factors that could cause actual results to differ materially from those anticipated include, but are not limited to, the following: risks concerning the future financial performance of the acquired company; failure to successfully integrate the acquired company into our operations or to realize any benefits from the acquisition; our dependence on our contracts with Federal Government agencies, particularly within the U.S. Department of Defense, for substantially all of our revenue; continued funding of U.S. Government, based on a change in spending priorities, or in the event of a priority need for funds, such as homeland security, the war on terrorism; Federal Governmental shutdowns (such as that which occurred during the Federal Government’s 1996 fiscal year) and other potential delays in the Federal Government appropriations process; risk of a Federal Government use of funding agencies through a Continuing Resolution instead of a budget appropriation, which may cause our customers within those agencies to defer or reduce work under our current contracts; risk of contract performance or termination; failure to achieve contract awards in connection with recompetes for present business and/or competition for new business; adverse results of Federal Government audits of our government contracts; Federal Government contract procurement (such as bid protest, small business set asides, etc.) and termination risks; competitive factors such as pricing pressures and competition to hire and retain employees (particularly those with security clearances); failure to successfully identify and integrate future acquired companies or businesses into our operations or to realize any accretive or synergistic effects from such acquisitions or to effectively integrate acquisitions appropriate to the achievement of our strategic plans; economic conditions in the United States, including conditions that result from terrorist activities or war; material changes in laws or regulations applicable to our businesses, particularly legislation affecting (i) government contracts for services, (ii) outsourcing of activities that have been performed by the government, (iii) government contracts containing organizational conflict of interest (OCI) clauses, (iv) delays related to agency specific funding freezes, (v) competition for task orders under Government Wide Acquisition Contracts (GWACs), agency-specific Indefinite Delivery/Indefinite Quantity (IDIQ) contracts and/or schedule contracts with the General Services Administration; and (vi) the Federal Government’s “insourcing” of previously contracted support services and the realignment of funds to other non-defense related programs; and (vii) our own ability to achieve the objectives of near-term or long-range business plans, including internal systems failures. These and other risk factors are more fully discussed in the section titled “Risks Factors” in NCI’s Form 10-K filed with the Securities and Exchange Commission (SEC), and from time to time, in other filings with the SEC, such as our Forms 8-K and Forms 10-Q.
The forward-looking statements included in this news release are only made as of the date of this news release and NCI undertakes no obligation to publicly update any of the forward-looking statements made herein, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.
###